SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                      DWS RREEF Real Estate Securities Fund

The following information supplements "The subadvisor" section of the fund's prospectuses.

DWS RREEF Real Estate Securities Fund:

Effective October 13, 2006, RREEF America L.L.C. ("RREEF") is the subadvisor for the fund. RREEF, a registered investment advisor, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. While DeAM, Inc. is the investment advisor to the fund, the day-to-day activities of managing the fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. compensates RREEF out of its advisory fee.















               Please Retain This Supplement for Future Reference



                                                                     [Logo]DWS
                                                                       SCUDDER
October 23, 2006                                           Deutsche Bank Group